ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES (Details) - USD ($)	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES
Accrued payroll and welfare	$ 56,989	$ 142,826	$ 59,897
Accounts payable		16,000	0
Payables for professional fees	157,643	517,934	736,227
Other tax payable	3,635	869	7,697
Other	170	0	32,731
Total accrued expenses and other current liabilities	$ 218,437	$ 677,629	$ 836,552